UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

American Outdoor Brands, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39366	84-4630928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z
Columbia, Missouri		65202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 338-9585

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to the Certificate of Incorporation:

As disclosed in Item 5.07 below, at the Annual Meeting of Stockholders of American Outdoor Brands, Inc. (the “Company”) held November 25, 2024 (the “2024 Annual Meeting”), stockholders approved certain amendments to the Company’s Amended and Restated Certificate of Incorporation in order to eliminate supermajority vote provisions for amending the Company’s Certificate of Incorporation and Bylaws (the “Approved Certificate Amendments”).

These Approved Certificate Amendments were previously approved by the Board, subject to stockholder approval, and became effective upon the filing of the Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company with the Delaware Secretary of State on November 27, 2024. Additional details of the Approved Certificate Amendments are included in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on October 11, 2024.

A copy of the Certificate of Amendment of Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment of Amended and Restated Certificate of Incorporation.

Amendments to the Bylaws:

As disclosed in Item 5.07 below, at the 2024 Annual Meeting stockholders approved certain amendments to the Company’s Amended and Restated Bylaws in order to eliminate supermajority vote provisions for amending the Company’s Bylaws (the “Approved Bylaws Amendments”).

These Approved Bylaws Amendments, along with other administrative changes, were previously approved by the Board, subject to stockholder approval, and became effective immediately upon the filing of the Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company with the Delaware Secretary of State on November 27, 2024. Additional details of the Approved Bylaws Amendments are included in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on October 11, 2024.

A copy of the Fourth Amended and Restated Bylaws, which incorporates the Approved Bylaws Amendments, is included as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 25, 2024, we held our 2024 Annual Meeting to consider and vote upon the following proposals: (1) to elect Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Luis G. Marconi, Barry M. Monheit, and Brian D. Murphy to serve until their successors are elected and qualified at the 2025 Annual Meeting of Stockholders, subject to their earlier death, resignation, disqualification or removal; (2) to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending April 30, 2025; and (3) to adopt amendments to our certificate of incorporation to eliminate the supermajority voting requirements.

The following directors were elected at the annual meeting:

Director	Votes For	Votes Against	Abstentions	Broker Non- Votes
Bradley T. Favreau	8,166,370	879,721	12,613	1,727,750
Mary E. Gallagher	7,849,101	1,197,199	12,404	1,727,750
Gregory J. Gluchowski, Jr.	8,033,155	1,012,774	12,775	1,727,750
Luis G. Marconi	8,315,700	730,215	12,789	1,727,750
Barry M. Monheit	7,683,055	1,362,905	12,744	1,727,750
Brian D. Murphy	8,988,499	57,384	12,821	1,727,750

Our stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending April 30, 2025. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of Grant Thornton LLP as independent registered public accountants	10,696,585	74,419	15,450	—

Our stockholders approved the adoption of amendments to our certificate of incorporation to eliminate the supermajority voting requirements. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Approval of the adoption of simple majority voting requirements	8,705,733	342,037	10,934	1,727,750

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit
Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of American Outdoor Brands, Inc.
3.2	Fourth Amended and Restated Bylaws of American Outdoor Brands, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date:	December 2, 2024	By:	/s/ H. Andrew Fulmer
H. Andrew Fulmer Executive Vice President, Chief Financial Officer, and Treasurer